EXHIBIT 10.1

STOCKHOLDERS’ AGREEMENT

Dated as of July 22, 2003

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STOCKHOLDERS’ AGREEMENT

This STOCKHOLDERS’ AGREEMENT (this “Agreement”), dated as of July 22, 2003, by and among TD Holding Corporation, a Delaware corporation (“Holdings”), Warburg Pincus Private Equity VIII, L.P., a Delaware limited partnership (“Warburg Pincus”), the other institutional investors whose names and addresses are set forth from time to time on Schedule I hereto (such institutional investors, together with any Persons who become parties to this Agreement pursuant to the terms of Section 10.3(b) hereof, are hereinafter collectively referred to as the “Other Investors”; the Other Investors and Warburg Pincus are hereinafter collectively referred to as the “Institutional Investors”), and those employees of TransDigm Inc. and certain of its subsidiaries (collectively, “TransDigm”) whose names and addresses are set forth from time to time on Schedule II hereto (such employees, together with any Persons who become parties to this Agreement pursuant to Section 8.1 hereof and each of their respective Permitted Transferees, are hereinafter collectively referred to as the “Management Stockholders”).  Schedule I and Schedule II hereto shall be updated from time to time to include each Management Stockholder or Other Investor, as the case may be, who becomes a party to this Agreement after the date hereof pursuant to the terms hereof.  The Institutional Investors and the Management Stockholders are hereinafter collectively referred to as the “Stockholders.”  Capitalized terms used herein without definition elsewhere in this Agreement are defined in Section 20 hereof.

RECITALS

WHEREAS, on June 6, 2003, TD Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Holdings (“TD Acquisition”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TransDigm Holding Company, a Delaware corporation (“TransDigm Holding”), pursuant to which TD Acquisition shall be merged with and into TransDigm Holding, with TransDigm Holding as the surviving corporation (the “Merger”);

WHEREAS, immediately prior to the consummation of the transactions contemplated by the Merger Agreement, certain Management Stockholders held certain options to purchase shares of common stock, par value $0.01 per share, of TransDigm Holding (the “Pre-Merger Options”);

WHEREAS, prior to or contemporaneously with the execution of this Agreement, each Management Stockholder who held Pre-Merger Options entered into a letter agreement with Warburg Pincus (each, a “Roll-Over Agreement”) pursuant to which each such Management Stockholder agreed that certain Pre-Merger Options having an aggregate Net Value (as such term is defined in the Merger Agreement) specified in such Management Stockholder’s Roll-Over Agreement shall not be cancelled in connection with the Merger (the “Roll-Over Equity”), but rather, at the Effective Time (as such term is defined in the Merger Agreement), such Management Stockholder’s Roll-Over Equity shall be converted (a) partially into a fully vested option (collectively, the “Roll-Over Options”) to purchase shares of common stock, par value $0.01 per share, of Holdings (the “Common Stock” and together with any shares of Common Stock acquired by any party hereto after the date hereof, whether upon exercise of Options or otherwise, the “Shares”) and (b) partially into a proportionate interest in certain Deferred Compensation Plans of Holdings (as the same may be amended from time to time, the “Deferred Compensation Plans”);

WHEREAS, in addition to being subject to the terms and conditions set forth in this Agreement, the Roll-Over Options and the Roll-Over Shares shall be subject to the terms and conditions of the Roll-Over Agreement to which such Management Stockholder is a party and, in the case of the Roll-Over Options, the terms and conditions of the TD Holding Corporation 2003 Stock Incentive Plan and agreements delivered thereunder (as the same may be amended from time to time, the “Plan”);

WHEREAS, at the Effective Time, and from time to time thereafter, and subject to the terms of Section 8.1 hereof, Holdings has granted or shall grant, as the case may be, to certain Management Stockholders, additional options to purchase shares of Common Stock pursuant to the terms of the Plan and Stock Option Agreement to be entered into between Holdings and such Management Stockholder;

WHEREAS, the Management Stockholders, Warburg Pincus and Holdings are parties to that certain Management Stockholders’ Agreement, dated as of the date hereof, providing for certain put, call and other rights relating to the securities of Holdings held by the Management Stockholders (the “Management Stockholders’ Agreement”);

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Institutional Investors have entered into a Subscription and Note Purchase Agreement with Holdings (the “Subscription Agreement”), pursuant to which Holdings has issued and sold to each Institutional Investor and each Institutional Investor has purchased from Holdings that number of shares of Common Stock and the aggregate principal amount of Senior Unsecured Promissory Notes of Holdings (collectively, the “Debt Securities”; the Debt Securities and the shares of Common Stock purchased by the Institutional Investors pursuant to the terms of the Subscription Agreement are hereinafter collectively referred to as the “Units”), in each case, as set forth opposite the name of such Institutional Investor on Schedule I thereto; and

WHEREAS, the Institutional Investors, the Management Stockholders and Holdings desire to promote their mutual interests by agreeing to certain matters relating to the operations of Holdings, the disposition and voting of the shares of Common Stock and certain other matters set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, and to implement the foregoing, the parties hereto agree as follows:

1.                                               Restrictions on Transfer of Common Stock.

1.1.                                  General Restrictions on Transfer.

(a)                                         Prior to the fifth anniversary of the date of this Agreement, no Shares owned by any Management Stockholder nor any interest therein nor any rights relating thereto may be Transferred by such Management Stockholder, except for Transfers of Shares (i) to a Permitted Transferee or as otherwise expressly permitted pursuant to Section 1.2, (ii) to Holdings (or a permitted assignee thereof) pursuant to Section 1 or Section 2 of the Management Stockholders’ Agreement, (iii) pursuant to Section 2.1 or Section 2.2 hereof or (iv) authorized in writing by a majority of the members of the Board of Directors of Holdings (the “Board”).  From

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and after the fifth anniversary of the date of this Agreement, in addition to the Transfers of Shares permitted by the immediately preceding sentence hereof, a Management Stockholder shall be permitted to Transfer Shares to a bonafide third party purchaser, Holdings or Warburg Pincus, as the case may be, pursuant to Section 4 hereof.

(b)                                        Prior the fifth anniversary of the date of this Agreement, no Units owned by any Instititutional Investor nor any interest therein nor any rights relating thereto may be Transferred by such Institutional Investor, except for Transfers of Units (i) to a Permitted Assignee, subject to compliance with Section 10.3(b) hereof, (ii) pursuant to tag-along rights granted to such Institutional Investor pursuant to Section 2.1 hereof, it being understood that this clause (ii) shall not permit an Institutional Investor, absent the prior written authorization of the Board, to sell Units pursuant to Section 2.1 as a Selling Stockholder, (iii) pursuant to Section 2.2 hereof, (iv) authorized in writing by a majority of the members of the Board or (v) by Warburg Pincus pursuant to Section 1.1(c) below.  From and after the fifth anniversary of the date of this Agreement, and subject to the immediately following sentence hereof, in addition to the Transfers of Units permitted by the immediately preceding sentence hereof, an Institutional Investor shall be permitted to Transfer Units to a bonafide third party purchaser, Holdings or Warburg Pincus, as the case may be, pursuant to Section 4 hereof.  Without limiting the foregoing, each Institutional Investor hereby acknowledges and agrees that it may not Transfer all or any portion of the shares of Common Stock owned by it unless such Institutional Investor is then Transferring a corresponding aggregate principal amount of Debt Securities which, together with the portion of the shares of Common Stock then being Transferred, comprises a Unit.

(c)                                        Notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 1.1(b), Section 2.1 and Section 4 shall not apply to any Transfer of Units by Warburg Pincus (i) made to an institutional investor, provided (x) such Transfer is made within ninety (90) calendar days of the date of this Agreement, (y) the price paid for any Units so Transferred shall be equal to the price paid for a Unit by the Institutional Investors (other than Warburg Pincus) pursuant to the terms of the Subscription Agreement plus an amount equal to any accrued but unpaid interest in respect of the Units being Transferred and (z) the transferree thereof agrees to be bound by the terms and provisions of this Agreement pursuant to Section 10.3(b) hereof or (ii) pursuant to Section 2.2; provided, however, with respect to clause (i) immediately above, immediately after giving effect to any sale or sales of Units during such ninety (90) calendar day period, Warburg Pincus shall own, either directly or indirectly, at least fifty (50%) of the Units then outstanding.

(d)                                        From and after the date hereof until the fifth (5th) anniversary of the date of this Agreement, Warburg Pincus, in its capacity as a member, shall not Transfer any Percentage Interests (as such term is defined in the LLC Agreement (as hereinafter defined)) of TD Co-Investors, LLC, a Delaware limted liability company (the “LLC”); provided, however, nothing contained in this Section 1.1(d) shall prevent Warburg Pincus from Transferring such Percentage Interests to (i) a Permitted Assignee thereof or (ii) in accordance with the terms of Section 12 of that certain Amended and Restated Limited Liability Company Agreement of the LLC, dated as of July 15, 2003 (the “LLC Agreement”), it being understood and agreed that that portion of Section 12 of the LLC Agreement which permits Warburg Pincus, for a period of ninety (90) calendar days’ following the effective date thereof, to sell a portion of the Percentage

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Interests owned by it, shall not be amended, waived or otherwise modified without the prior written consent of the Institutional Investors holding a majority of the Units held by all Institutional Investors as of the date of such determination (the “Majority Institutional Investors”).

1.2.                                  Permitted Transferees.

(a)                                         Trust, Corporation, Partnership, etc.  Subject to Section 10.3(a), a Management Stockholder may Transfer any shares of Common Stock owned by him or her or any interest therein (i) for estate-planning purposes of such Management Stockholder and with the prior written consent of the Compensation Committee of the Board (the “Committee”), which consent shall not be unreasonably withheld, to (x) a trust under which the distribution of the shares of Common Stock Transferred thereto may be made only to beneficiaries who are such Management Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants (collectively, “Permitted Family Members”), (y) a corporation the stockholders of which are only such Management Stockholder or Permitted Family Members or (z) a partnership the partners of which are only such Management Stockholder or Permitted Family Members or (ii) in case of the death of a Management Stockholder, by will or by the laws of intestate succession, to his or her executors, administrators, testamentary trustees, legatees or beneficiaries (each such Person to which a Transfer is permitted pursuant to clauses (i) and (ii) immediately above is hereinafter referred to as a “Permitted Transferee” and collectively, as the “Permitted Transferees”); provided, however, that in each such case, the shares of Common Stock so Transferred shall be subject to all provisions of this Agreement as though the transferring Management Stockholder were still the holder of such shares.

(b)                                        Security Agreements.  Subject to Section 10.3(a), a Management Stockholder may pledge any or all of the shares of Common Stock owned by him or her or grant a security interest therein to secure indebtedness of such Management Stockholder owing to a bank or other financial institution so long as such indebtedness and the related pledge and/or securitiy interest were (i) previously approved in writing by the Committee and (ii) incurred or granted, as the case may be, for the purpose of paying all or part of the purchase or exercise price with respect to such shares of Common Stock or for the purpose of refinancing indebtedness incurred for such purpose; provided, however, that it shall be a condition to the effectiveness of any Transfer pursuant to this Section 1.2(b) that the transferee shall have acknowledged and agreed in writing that any interest in any shares of Common Stock Transferred to such transferee pursuant to this Section 1.2(b) shall only entitle such transferee to the proceeds from any sale of such shares of Common Stock made in compliance with the terms of this Agreement and any proceeds of any distribution to stockholders on account of the shares of Common Stock so Transferred in any liquidation as a result of any bankruptcy proceeding or the winding up of the affairs of Holdings, but in no event shall any such Transfer entitle such transferee to title to such shares of Common Stock or any other rights, including voting rights, incident thereto.  Prior to the execution thereof, the Management Stockholder shall provide Holdings with a copy of any pledge or security agreements or other related financing agreements relating to such Transfer and any such agreements shall be subject to, and acknowledge the rights of, Holdings and the other

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Stockholders set forth herein and the rights of Holdings and Warburg Pincus set forth in the Management Stockholders’ Agreement.

2.                                               Tag-Along and Drag-Along Rights.

2.1.                                  Tag-Along Rights.

(a)                                         Subject to the other terms of this Section 2.1 and the terms of Sections 1.1(b) and 1.1(c), no Institutional Investor shall be permitted to sell any Shares to one or more third parties if such Shares, together with all other Shares previously sold by such Institutional Investor to one or more third parties, would represent more than five percent (5%) of the aggregate number of Shares held by such Institutional Investor immediately after the Closing Date or, in the case of Warburg Pincus, more than five (5%) of the aggregate number of Shares held by it on the date that is ninety (90) calendar days after the Closing Date (in each case, as adjusted to reflect any stock dividend, split, reverse split, combination, recapitalization, reclassification of shares, capital contributions or like event), unless each other Stockholder is offered a right to participate in such sale for a purchase price per Share (computed in accordance with Section 2.3 below and, in the case of options, warrants or other convertible securities, less the exercise or purchase price thereof) equal to the purchase price to be received by the Institutional Investor then proposing to sell such Shares (the “Selling Stockholder”) and on other terms and conditions not less favorable to such other Stockholder than those applicable to the Selling Stockholder.  Any Stockholder who, in accordance with the terms of Section 2.1(c) below, notifies the Selling Stockholder that it desires to participate in any such sale shall have the right to include in such sale an amount of Shares equal to the amount of Shares the third party actually proposes to purchase multiplied by a fraction, the numerator of which shall be the number of Shares owned by such participating Stockholder (calculated by reference to the aggregate number of Shares owned by such Stockholder, including, in the case of a Management Stockholder, the aggregate number of Shares underlying vested Options held by such Management Stockholder, in each case, at the time of such sale), and the denominator of which shall be the aggregate number of Shares owned by the Selling Stockholder and each other Stockholder (including in the case of the Management Stockholders, the aggregate number of Shares underlying vested Options held by the Management Stockholders participating therein) exercising its rights under this Section 2.1(a) (the percentage resulting from the foregoing fraction is hereinafter referred to, with respect to each Institutional Investor, as the “Tag-Along Percentage”).  For the purposes of this Section 2.1, a sale to a “third party” shall not include a sale to any Permitted Assignee or a sale pursuant to an effective registration statement (a “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                        No Institutional Investor may sell all or any portion of the Shares owned by it unless such Institutional Investor is then selling a corresponding aggregate principal amount of Debt Securities which, together with the portion of the Shares then being sold, comprises a Unit.  In furtherance of the foregoing, in the event any Institutional Investor is entitled to tag-along rights with respect to its Shares pursuant to Section 2.1(a) above, such Institutional Investors shall have the additional tag-along rights with respect to the Debt Securities held by it as set forth in Section 2.1(d) below.

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(c)                                        In the event a Selling Stockholder is proposing to sell any Shares and, pursuant to Section 2.1(a), the other Stockholders are entitled to participate in such sale, such Selling Stockholder shall notify each other Stockholder entitled to participate therein in writing of such proposed sale and its terms and conditions.  Within fifteen (15) business days of the date of such notice, each other Stockholder entitled to participate therein shall notify such Selling Stockholder if it elects to participate in such sale.  Any Stockholder that fails to notify the Selling Stockholder within such fifteen (15) business day period shall be deemed to have waived its rights hereunder with respect to such sale.  Notwithstanding anything contained in this Section 2.1 to the contrary, in the event that all or a portion of the purchase price for the Shares being purchased consists of securities and the sale of such securities to a Stockholder entitled to participate therein would, by virtue of the fact that such Stockholder is not an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any state securities law, then, at the option of the Selling Stockholder, any one or more of such Stockholders may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Committee.

(d)                                       With respect to each Institutional Investor that elects to participate in a sale of Shares pursuant to Section 2.1(a), such Institutional Investor shall be entitled to include in such sale an aggregate principal amount of such Institutional Investor’s Debt Securities equal to the product obtained by multiplying (i) the aggregate principal amount of Debt Securities that the third party is then proposing to purchase by (ii) such Institutional Investor’s Tag-Along Percentage.

(e)                                        Notwithstanding anything contained in this Section 2.1 to the contrary, and subject to the terms of Section 1.1(c) hereof, each Insititutional Investor hereby acknowledges and agrees that prior to initiating any sale of Units as a Selling Stockholder pursuant to this Section 2.1, such Institutional Investor shall be required to comply with the right of first refusal provisions set forth in Section 4.2 hereof.

2.2.                                  Drag-Along Rights.

(a)                                         If Warburg Pincus is proposing to sell to one or more third parties in excess of fifty percent (50%) of the number of Shares owned by it on the date that is ninety (90) calendar days after the Closing Date, Warburg Pincus shall have the right to require each other Stockholder to sell, in accordance with the immediately following sentence hereof, all or a portion of such other Stockholder’s Shares (including, for these purposes, any warrants, options or other convertible securities to acquire Shares) in such sale.  In the event Warburg Pincus requires the other Stockholders to sell all or a portion of their Shares (including, for these purposes, any warrants, options or other convertible securities to acquire Shares) pursuant to this Section 2.2(a) such other Stockholders shall be required to include in such sale an amount of Shares (including, for these purposes, any warrants, options or other convertible securities to acquire Shares) equal to the aggregate number of Shares owned by such other Stockholder as of the date of the proposed sale (including, for these purposes, any warrants, options or other convertible securities to acquire Shares) multiplied by a fraction, the numerator of which shall be the number of Shares that Warburg Pincus is proposing to sell in such sale, and the denominator

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of which is the aggregate number of Shares owned by Warburg Pincus (including, for these purposes, any warrants, options or other convertible securities to acquire Shares owned by Warburg Pincus), in each case, as of the date of the proposed sale (the percentage resulting from the foregoing fraction is hereinafter referred to as the “Drag-Along Percentage”).  A Stockholder required to sell any Shares (including, for these purposes, any warrants, options or other convertible securities to acquire Shares) pursuant to this Section 2.2(a), shall be entitled to receive in exchange therefor the purchase price per Share received by Warburg Pincus with respect to its Shares in such transaction (computed in accordance with Section 2.3 below and, in the case of options, warrants or other convertible securities, less the exercise or purchase price thereof), and shall otherwise participate in such transaction on other terms and conditions not less favorable to such other Stockholder than those applicable to Warburg Pincus and, subject to Section 2.2(c) below, shall receive the same type of consideration received by Warburg Pincus in such transaction.  In the event that any such transaction involves the merger of Holdings with or into a third party or, in the event that in lieu of the sale of Shares, the transaction involves the sale by Holdings of all or substantially all of Holdings’ assets to any third party, or if such transaction otherwise requires the vote of Holdings’ stockholders, each Stockholder hereby agrees to vote all Shares then owned by such Stockholder in favor of such transaction and to otherwise to take all steps necessary to enable him, her or it to comply with the provisions of this Section 2.2(a) to facilitate any such transaction.  For the purposes of this Section 2.2, a sale to a “third party” shall not include a sale to any Permitted Assignee or a sale pursuant to a Registration Statement.

(b)                                        To exercise the rights granted under Section 2.2(a), Warburg Pincus shall give each other Stockholder a written notice containing (i) the name and address of the proposed transferee(s) and (ii) the proposed purchase price with respect to the Shares, terms of payment and other material terms and conditions of the offer of the proposed transferee(s).  Each Stockholder shall thereafter be obligated to sell its Shares (including, for these purposes, any warrants, options or other convertible securities to acquire Shares) to the proposed transferee(s) or vote its Shares in favor of the proposed transaction, as the case may be, in accordance with Section 2.2(a).

(c)                                        Notwithstanding anything contained in this Section 2.2 to the contrary, in the event that all or a portion of the purchase price for the Shares being purchased consists of securities and the sale of such securities to a Stockholder entitled to participate therein would, by virtue of the fact that such Stockholder is not an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any state securities law, then, at the option of Warburg Pincus, any one or more of such Stockholders may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Committee.

(d)                                        With respect to each Institutional Investor that is required to participate in any sale of Shares pursuant to this Section 2.2, such Institutional Investor shall be required to include in such sale an aggregate principal amount of such Institutional Investor’s Debt Securities equal to the product obtained by multiplying (i) the aggregate principal amount of Debt Securities owned by such Institutional Investor by (ii) the Drag-Along Percentage.

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2.3.                                  Per Share Purchase Price.  In the event that (a) a Stockholder exercises its tag-along rights pursuant to Section 2.1 above or (b) Warburg Pincus requires the other Stockholders to sell all or a portion of their Shares pursuant to Section 2.2 above, the per Share purchase price for purposes of Section 2.1 and Section 2.2 shall be the per Share price received by the Selling Stockholder or Warburg Pincus, as the case may be, for the Shares that such Stockholder is selling in such transaction.  Notwithstanding the foregoing, if, in connection with any such transaction, in addition to selling Shares, the Selling Stockholder or Warburg Pincus, as the case may be, is also selling all or a portion of such Stockholder’s Debt Securities, then, for purposes of determining the per Share price, any such Debt Securities shall be valued at the principal amount thereof plus all accrued and unpaid interest thereon through the date of the closing of such transaction, and any additional amounts being paid to such Stockholder in connection with any such transaction shall be attributed to such Stockholder’s Shares and the per Share purchase price shall be calculated accordingly.

3.                                               Additional Offerings.

3.1.                                  Additional Offerings; Generally.  If at any time after the date hereof, Holdings proposes to issue equity securities of any kind (the term “equity securities” shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities, but shall not include the issuance of any securities (i) to the public in a firm commitment underwriting pursuant to a Registration Statement, (ii) pursuant to the acquisition of another Person by Holdings or any subsidiary thereof (as consideration for the acquisition and not for the purpose of financing an acquisition), whether by purchase of stock, merger, consolidation, purchase of all or substantially all of the assets of such Person or otherwise, (iii) pursuant to the Plan or another employee stock option plan, stock bonus plan, stock purchase plan or other management equity program approved by a majority of the members of the Board, (iv) pursuant to the terms of the Deferred Compensation Plans or (v) in the form of warrants issued to lessors of property and/or equipment or to financial institutions or related entities in connection with commercial credit or financing or other similar arrangements which are approved by a majority of the members of the Board), then, as to (x) each Institutional Investor (other than Warburg Pincus) who owns at least fifty percent (50%) of the aggregate number of shares of Common Stock owned by such Institutional Investor on the Closing Date or, in the case of Warburg Pincus, at least fifity percent (50%) of the aggregate number of shares of Common Stock owned by Warburg Pincus on the date that is ninety (90) calendar days after the Closing Date, and (y) each Management Stockholder who owns more than one percent (1%) of the shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding Options then held by such Management Stockholder), in each case, measured as of the date of the proposed issuance (each such Person who is referred to in clauses (x) and (y) immediately above is hereinafter referred to, for purposes of this Section 3, as a “Participating Stockholder” and collectively, such Persons are referred to in this Section 3 as the “Participating Stockholders”), Holdings shall:

(a)                                         give written notice (the “Subscription Right Notice”) setting forth in reasonable detail (i) the designation and all of the terms and provisions of the securities proposed to be issued (the “Proposed Securities”), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (ii) the

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price and other terms of the proposed sale of such securities; and (iii) the amount of such securities proposed to be issued; and

(b)                                        offer to issue to each Participating Stockholder a portion of the Proposed Securities equal to a percentage determined by dividing (x) the number of shares of Common Stock owned by such Participating Stockholder plus the number of shares of Common Stock issuable to such Participating Stockholder, assuming conversion in full of any convertible securities, including Options, then held by such Participating Stockholder, by (y) the total number of shares of Common Stock then outstanding, including for purposes of this calculation, all shares of Common Stock issuable upon conversion in full of any then outstanding convertible securities, including Options.

3.2.                                  Exercise of Purchase Rights.  Each Participating Stockholder must exercise its purchase rights hereunder within twenty (20) business days after receipt of the Subscription Right Notice.  If all of the Proposed Securities offered to the Participating Stockholders are not fully subscribed by such Participating Stockholders, the remaining Proposed Securities will be reoffered to the Participating Stockholders purchasing their full allotment upon the terms set forth in this Section 3, until all such Proposed Securities are fully subscribed for or until all such Participating Stockholders have subscribed for all such Proposed Securities which they desire to purchase, except that such Participating Stockholders must exercise their purchase rights within ten (10) business days after receipt of all such reoffers.  To the extent that Holdings offers two or more securities in units, the Participating Stockholders must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

3.3.                                  Sale of Unpurchased Securities.  Upon the expiration of the offering periods described above, Holdings will be free to sell such Proposed Securities that the Participating Stockholders have not elected to purchase during the ninety (90) calendar day period immediately following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Participating Stockholders.  Any Proposed Securities offered or sold by Holdings after such ninety (90) calendar day period must be reoffered to the Participating Stockholders pursuant to this Section 3.

3.4.                                  Future Additional Offerings.  The election by a Participating Stockholder not to exercise its subscription rights under this Section 3 in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance.  Any sale of such securities by Holdings without first giving the Participating Stockholders the rights described in this Section 3 shall be void and of no force and effect.

4.                                               Sales to Third Parties.

4.1.                                  General.  Except as otherwise expressly provided in Section 1.1 hereof, prior the fifth anniversary of the date of this Agreement, no Shares or Units owned by any Stockholder nor any interest therein nor any rights relating thereto may be sold by such Stockholder.  At any time after the fifth anniversary of the Closing Date, a Stockholder may sell his, her or its Shares or Units, as the case may be, to a third party, provided that such sale is made in compliance with the provisions of Section 4.2, Section 10.3 and, if applicable, Section 2.1 hereof.

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4.2.                                  Right of First Refusal.

(a)                                         Procedure.  If a Stockholder who is entitled to sell Shares or Units, as the case may be, to third parties pursuant to Section 4.1 (the “Offering Stockholder”) desires to accept a bona fide offer or offers from a third party or parties to purchase any Shares or Units, or if such Stockholder otherwise desires to sell any Shares or Units, then prior to selling any such Shares or Units to such third party or parties such Offering Stockholder shall deliver to Holdings and Warburg Pincus a letter signed by such Offering Stockholder setting forth:

(i)                                           the name of the third party or parties;

(ii)                                      the prospective purchase price per Share or per Unit, as the case may be;

(iii)                                 all material terms and conditions contained in the offer of the third party or parties; and

(iv)                                    the Offering Stockholder’s offer to sell to Holdings or, in the event Holdings determines not to purchase such Shares or Units, to Warburg Pincus, all (but not less than all) of the Shares or Units that such Offering Stockholder is then proposing to sell (the Shares or Units that such Offering Stockholder is then proposing to sell are referred to in this Section 4.2 as the “Subject Shares”), for a purchase price per Share or Unit, as the case may be, and on other terms and conditions not less favorable to Holdings or Warburg Pincus, as the case may be, than those contained in the offer of the third party or parties (any such offer made by an Offering Stockholder is hereinafter referred to as an “Offer”).

(b)                                        Acceptance of the Offer.

(i)                                           Within twenty (20) business days after the receipt of the Offer described in Section 4.2(a) (the “Holdings Option Period”), Holdings may, at its option, elect to purchase all, but not less than all, of the Subject Shares.  Holdings shall give notice of its intention to exercise, or that it does not intend to exercise, its right of first refusal hereunder, to the Offering Stockholder within the Holdings Option Period.  Failure by Holdings to give notice of its intention to exercise its right of first refusal hereunder within the Holdings Option Period shall be deemed an election not to exercise such right of first refusal.

(ii)                                      In the event that Holdings does not exercise (or is deemed to have not exercised) its right of first refusal to purchase the Subject Shares within the Holdings Option Period or Holdings revokes its election to purchase the Subject Shares in accordance with Section 4.2(d) below, the Offering Stockholder shall deliver to Warburg Pincus a written notice to the effect that Holdings did not exercise its right of first refusal to purchase the Subject Shares or that Holdings revoked its election to purchase the Subject Shares, as the case may be.  In such event, Warburg Pincus shall have the right to purchase all, but not less than all, of the Subject Shares by giving written notice thereof to the Offering Stockholder and to Holdings within ten (10) business days after receipt of written notice from the Offering Stockholder described in the immediately preceding

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sentence (the “Warburg Pincus Option Period”).  Failure by Warburg Pincus to give notice of its intention to exercise its right of first refusal hereunder within the Warburg Pincus Option Period shall be deemed an election by Warburg Pincus not to exercise its right of first refusal.

(c)                                        Purchase Price.  The aggregate purchase price for the Subject Shares shall be the aggregate purchase price offered to be paid by the prospective third party purchaser in respect of such Shares or Units, as the case may be, as described in the Offer, which price shall be paid in cash or, if so provided in the Offer, cash plus deferred payments of cash in the same proportions and with the same terms of deferred payment as therein set forth.

(d)                                        Consideration Other Than Cash.  If the Offer is for consideration other than cash or cash plus deferred payments of cash, Holdings or Warburg Pincus, as the case may be (such purchasing party is hereinafter referred to as the “Purchaser”) shall pay the cash equivalent of such other consideration.  If the Offering Stockholder and the Purchaser cannot agree on the amount of such cash equivalent within ten (10) business days after the beginning of the Holdings Option Period or the Warburg Pincus Option Period, as the case may be, any of such parties may, by three (3) business days’ written notice to the other, initiate appraisal proceedings under Section 4.2(e) for determination of the cash equivalent.  The Holdings Option Period and the Warburg Pincus Option Period, as applicable, shall automatically be extended during the period in which an appraisal is conducted pursuant to Section 4.2(e) below.  A Purchaser may give written notice to the Offering Stockholder revoking an election to purchase the Subject Shares within ten (10) calendar days after determination of the appraised value, if it chooses not to purchase the Subject Shares.

(e)                                        Appraisal Procedure.  If any party shall initiate an appraisal procedure to determine the amount of the cash equivalent of any consideration for Subject Shares under Section 4.2(d), then the Offering Stockholder, on the one hand, and the Purchaser, on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a nationally-recognized investment banking firm.  Each appraiser shall, within thirty (30) calendar days of appointment, separately investigate the value of the consideration for the Subject Shares as of the proposed transfer date and shall submit a notice of an appraisal of that value to the Offering Stockholder and the Purchaser.  Each appraiser shall be instructed to determine such value without regard to income tax consequences to the Offering Stockholder as a result of receiving cash rather than other consideration.  If the appraised values of such consideration (the “Earlier Appraisals”) vary by ten percent (10%) or less, measured from the lower appraisal, the average of the two appraisals on a per share basis shall be controlling as the amount of the cash equivalent.  If the appraised values vary by ten percent (10%) or more, measured from the lower appraisal, the appraisers shall, within ten (10) business days of the submission of the last appraisal, appoint a third appraiser who shall be a member of a nationally recognized investment banking firm.  The third appraiser shall, within thirty (30) calendar days of his appointment, appraise the value of the consideration for the Subject Shares (without regard to the income tax consequences to the Offering Stockholder as a result of receiving cash rather than other consideration) as of the proposed transfer date and submit notice of his appraisal to the Offering Stockholder and the Purchaser.  The value determined by the third appraiser shall be controlling as to the amount of the cash equivalent unless the value is greater than the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control, and unless the

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value is lower than the two Earlier Appraisals, in which case the lower of the two Earlier Appraisals will control.  If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit its appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling.  The Offering Stockholder and the Purchaser shall each bear the cost of its respective appointed appraiser.  The cost of the third appraisal shall be shared one-half by the Offering Stockholder and one-half by the Purchaser.

(f)                                          Effecting Sales.  If the Offer to sell is neither fully accepted by Holdings or Warburg Pincus in accordance with the terms of this Section 4.2, the Offering Stockholder may, subject to compliance with Section 2.1 hereof, sell to such third party or parties all (but not less than all) of the Subject Shares, for the purchase price and on the other terms and conditions contained in the Offer; provided, however, that if the Offering Stockholder shall fail to consummate such sale within sixty (60) calendar days following the expiration of the Holdings Option Period or the Warburg Pincus Option Period, as applicable, or, in the event Warburg Pincus or Holdings revokes its election to purchase the Subject Shares pursuant to Section 4.2(d), within sixty (60) calendar calendar days of the date of such notice of revocation, such Subject Shares shall again become subject to all the restrictions of this Section 4; provided, further however, if the Offer to sell is neither fully accepted by Holdings or Warburg Pincus, the effectiveness of the sale of the Subject Shares to a third party shall be subject to the transferee thereof agreeing in writing, pursuant to Section 10.3 hereof, to be bound by the terms and provisions of this Agreement in the same manner and with same rights and obligations as the Offering Stockholder, except as provided in said Section 10.3 hereof.  If Holdings or Warburg Pincus, as the case may be, shall have accepted such Offer, the closing of the purchase and sale pursuant to such acceptance shall take place at such location as shall be mutually agreeable between the parties and the purchase price, to the extent comprised of cash, shall be paid at the closing, and cash equivalents and documents evidencing any deferred payments of cash permitted pursuant to Section 4.2(d) above shall be delivered at the closing.  At the closing, the Offering Stockholder shall deliver to the Purchaser the certificates or other instruments evidencing the Subject Shares to be conveyed, duly endorsed and in negotiable form with all the requisite documentary stamps affixed thereto.

(g)                                        Limitations.  The provisions of this Section 4 shall not apply to sales of Shares by (i) any Management Stockholder pursuant to Sections 1 or 2 of the Management Stockholders’ Agreement, (ii) any Stockholder exercising its tag-along rights pursuant to Section 2.1 hereof, (iii) any Stockholder pursuant to 2.2 hereof or (iv) sales by Warburg Pincus pursuant to Section 1.1(c) hereof.

5.                                               Election of Directors.

5.1.                                  Board Make-up.  As of the date hereof (after giving effect to the transactions contemplated by the Merger Agreement), the Board shall consist of Kewsong Lee, David Barr, Kevin Kruse, W. Nicholas Howley, Douglas Peacock and Michael Graff.  From and after the date hereof, and until the time that Holdings completes its Initial Public Offering (as defined below), the Stockholders and Holdings shall take all action within their respective power, including, but not limited to, the voting of all shares of Common Stock owned by them, required to cause the Board to consist of (a) so long as the LLC, owns at least fifty (50%) of the aggregate number of Units owned by it on the Closing Date, at least one (1) representative designated by

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the LLC (the “LLC Director”) and (b) that number of representatives designated by Warburg Pincus such that the number of representatives designated by Warburg Pincus and the LLC would constitute a majority of the members of the Board (the directors appointed to the Board by Warburg Pincus pursuant to this clause (b) are hereinafter collectively referred to as the “Warburg Directors”).

5.2.                                  Post Initial Public Offering Board Seats.  From the date on which Holdings completes an underwritten public offering for shares of Common Stock pursuant to a registration under the Securities Act (an “Initial Public Offering”), and for as long as Warburg Pincus together with any Affiliate thereof beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) at least twenty-five (25%) of the outstanding shares of Common Stock, Holdings will nominate and use its best efforts to have elected to the Board that number of individuals designated by Warburg Pincus that is equal to the greater of (i) the product obtained by multiplying (x) the number of members of the then existing Board by (y) the percentage of the outstanding shares of Common Stock that is beneficially owned by Warburg Pincus and its Affiliates (computed in accordance with Rule 13d-3 under the Exchange Act) as of the date of the nomination of directors to the Board (the “Warburg Pincus Ownership Percentage”) and (ii) three (3); provided, in the case of clause (i) immediately above, the product of (x) and (y) therein shall be rounded up to the next whole number.  From the date on which Holdings completes such Initial Public Offering and for as long as Warburg Pincus together with any Affiliate thereof beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) at least ten percent (10%) but less than twenty-five percent (25%) of the outstanding Shares, Holdings will nominate and use its best efforts to have elected to the Board that number of individuals designated by Warburg Pincus that is equal to the greater of (i) the product obtained by multiplying (x) the number of members of the then existing Board by (y) the Warburg Pincus Ownership Percentage and (ii) two (2); provided, in the case of clause (i) immediately above, the product of (x) and (y) therein shall be rounded up to the next whole number.  From the date on which Holdings completes such Initial Public Offering and for as long as Warburg Pincus together with any Affiliate thereof beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) at least five percent (5%) but less than ten percent (10%) of the outstanding Shares, Holdings will nominate and use its best efforts to have elected to the Board that number of individuals designated by Warburg Pincus that is equal to the greater of (i) the product obtained by multiplying (x) the number of members of the then existing Board by (y) the Warburg Pincus Ownership Percentage and (ii) one (1); provided, in the case of clause (i) immediately above, the product of (x) and (y) therein shall be rounded up to the next whole number.

5.3.                                  Replacement Directors.  Prior to the Initial Public Offering, in the event that the LLC Director or any Warburg Director (each, a “Withdrawing Director”) designated in the manner set forth in Section 5.1 hereof is unable to serve, or once having commenced to serve, is removed or withdraws from the Board, such Withdrawing Director’s replacement (the “Substitute Director”) will be designated by the stockholder of Holdings that has the right to designate such director in accordance with Section 5.1 above.  The Stockholders and Holdings agree to take all action within their respective power, including, but not limited to, the voting of all shares of Common Stock owned by them (i) to cause the election of such Substitute Director promptly following his or her nomination pursuant to this Section 5.3 or (ii) upon the written request of the stockholder of Holdings that has the right to designate such director to the Board

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in accordance with Section 5.1 above, to remove, with or without cause, the LLC Director or any Warburg Director, as the case may be.

5.4.                                  Committees; Subsidiaries.

(a)                                         Prior to the Initial Public Offering, in the event the Board shall at any time create a committee of the Board, including, without limitation, the Committee, the Stockholders and Holdings shall take all action within their respective power to cause Warburg Pincus to have proportional representation on any such committee so created, measured by reference to the number of members of the Board that Warburg Pincus is entitled to designate thereto pursuant to Section 5.1 hereof.

(b)                                        From and after the date hereof until the date of the closing of the Initial Public Offering, the Stockholders and Holdings shall take all action within their respective power to cause Warburg Pincus to have proportional representation on the board of directors of each subsidiary of Holdings, measured by reference to the number of members of the Board that Warburg Pincus is entitled to designate thereto pursuant to Section 5.1 hereof.

5.5.                                  Irrevocable Proxy.  In order to effectuate the terms of this Section 5.1 and, in addition to and not in lieu of Section 5.1, each Management Stockholder hereby grants to Warburg Pincus an irrevocable proxy solely for the purpose of voting all of the shares of Common Stock owned by such Management Stockholder for the election of directors nominated in accordance with Section 5.1.

6.                                               Termination of Rights and Obligations Under Certain Sections.  All rights and obligations pursuant to Sections 1, 2, 3, 4, 5.1, 5.3, 5.4, 5.5, 7, 8, 10, 11, 12 and 21 of this Agreement shall terminate upon the closing of a public offering pursuant to a Registration Statement (a “Registration”) that covers (together with prior Registrations) (a) not less than 50% of the outstanding shares of Common Stock on a fully-diluted basis or (b) shares of Common Stock that, after the closing of such public offering, will be traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, Inc.  Without limiting the foregoing, this Agreement or any portion thereof shall terminate upon the written consent of Holdings, the Majority Institutional Investors and the Majority Management Stockholders; provided, however, that if the termination of any provision of this Agreement would materially and adversely affect the rights or duties of one or more Institutional Investors (the “Adversely Affected Institutional Investors”), in a way that is materially different from its effect on such rights or duties of the other Institutional Investors, the termination of such provision shall not be effective as to any Adversely Affected Institutional Investor unless consented to in writing by those Adversely Affected Institutional Investors who hold a majority of the Units held by all such Adversely Affected Instititutional Investors as of the date of such determination (the “Majority Adversely Affected Institutional Investors”); provided, further however, that except as contemplated by the first sentence of this Section 6, the written consent of Holdings, each Institutional Investor and the Majority Management Stockholders shall be required to terminate or otherwise eliminate (a) any of the terms of Section 2.1 hereof and (b) this final proviso of Section 6.

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7.                                               Legends.  A copy of this Agreement shall be filed with the Secretary of Holdings and kept with the records of Holdings.  Each certificate or other instrument representing shares of Common Stock or Debt Securities owned by any Stockholder shall bear upon its face the following legends, as appropriate:

(i)                                           THE SECURITIES EVIDENCED BY THIS CERTIFICATE OR OTHER INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, REASONABLY SATISFACTORY TO TD HOLDING CORPORATION (“HOLDINGS”), SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS’ AGREEMENT DATED AS OF JULY 22, 2003, BY AND AMONG HOLDINGS, WARBURG PINCUS PRIVATE EQUITY VIII, L.P., THOSE EMPLOYEES OF TRANSDIGM INC. AND ITS SUBSIDIARIES LISTED ON SCHEDULE II ATTACHED THERETO AND THOSE OTHER PARTIES NAMED THEREIN (THE “STOCKHOLDERS’ AGREEMENT”).

(ii)                                      THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR OTHER INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE STOCKHOLDERS’ AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF HOLDINGS AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST.

(iii)                                 HOLDINGS WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND OR RIGHTS.

In addition, certificates representing shares of Common Stock or Debt Securities shall bear any legends required by the applicable laws of any states.

All Stockholders shall be bound by the requirements of such legends.  Upon a Registration that covers any shares of Common Stock, and provided that the terms of this Section 7 terminate in connection with such Registration pursuant to the terms of Section 6 hereof, the certificates or other instruments representing such Shares or Debt Securities shall be replaced, at the expense of Holdings, with certificates not bearing the legends required by Sections 7(i) and 7(ii).

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8.                                               Covenants, Representation and Warranties.

8.1.                                  New Management Stockholders.  Holdings and each of the Stockholders hereby agrees that any employee of Holdings or any subsidiary thereof who after the date of this Agreement is offered shares of any class of capital stock of Holdings or holds stock options to purchase shares of capital stock of Holdings shall, as a condition precedent to the acquisition of such shares or the grant of such options, (a) become a party to this Agreement by executing a joinder agreement, a form of which is attached as Exhibit A hereto, and (b) if such employee is a resident of a state with a community property system, cause his or her spouse to execute a Spousal Waiver in form and substance satisfactory to the Committee and deliver such joinder agreement and Spousal Waiver, if applicable, to Holdings at its address specified in Section 16 hereof.  Upon such execution and delivery, such employee shall be a Management Stockholder for all purposes of this Agreement and any shares of capital stock of Holdings owned by such Management Stockholder or issuable to such Management Stockholder upon exercise of any options and any Options owned by such Management Stockholder, shall be considered Shares or Options, as the case may be, for all purposes of this Agreement, except as otherwise set forth in the joinder agreement.

8.2.                                  Information Rights.  From and after the date that TransDigm Inc. is not required to file periodic reports pursuant to the Exchange Act or the Indenture, or if TransDigm Inc. fails to file such required periodic reports with the Securities and Exchange Commission (the “SEC”), in each case, for any reason whatsoever, Holdings shall provide to each Stockholder, by electronic means or otherwise, essentially the same information that would be contained in an Annual Reports on Form 10-K and in Quarterly Reports on Form 10-Q, if TransDigm Inc. were required to file, or did not fail to file, such periodic reports, it being understood and agreed that such information shall (a) be provided to the Stockholders no later than the date on which TransDigm Inc. would have been required to file such report with the SEC and (b) include, without limitation, annual audited financial statements and unaudited quarterly financial statements, each prepared in accordance with generally accepted accounting principles.  Without limiting the foregoing, from and after the date hereof, on reasonable prior written notice, Holdings shall make its representatives reasonably available to the Institutional Investors to discuss the business, results of operations and other matters pertaining to TransDigm, it being understood and agreed that no Institutional Investor shall be permitted to exercise the rights granted pursuant to this sentence more than two (2) times in any fiscal year.  Any and all information provided to any Stockholder pursuant to the terms of this Agreement (other than any information that is generally available to the public through no breach of the terms of this Agreement) shall be treated as confidential information by such Stockholder and such Stockholder shall use its reasonable best efforts to ensure that such information is not disclosed or otherwise divulged to any third party (other than such Stockholder’s counsel, accountants and other professional advisors in connection with services being performed by any such professional for such Stockholder.  Notwithstanding any statement to the contrary in this Agreement, or any other document furnished to any party hereto concerning the Company and its Affiliates, the Company, its Affiliates and its advisors authorize each of the parties hereto and each of the employees, representatives or other agents of such parties, from and after the commencement of any discussions with any such party, to disclose, without limitation of any kind, to any and all Persons, the tax treatment and tax structure of the the transactions contemplated by this Agreement and all matters relating hereto and all materials of any kind (including opinions or

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other tax analyses) relating to such tax treatment or tax structure that are provided to such party, except for any information identifying the Company or its Affiliates. For purposes hereof, the terms “tax treatment” and “tax structure” shall have the meaning provided by Treasury Regulation Section 1.6011-4.

8.3.                                  No Other Arrangements or Agreements.  Each Management Stockholder hereby represents and warrants to Holdings and each other Stockholder that, except as set forth in this Agreement and except for (a) the Management Stockholders’ Agreement, (b) if applicable, that certain Registration Rights Agreement, dated as of the date hereof, among Holdings and the other parties named therein, (c) any written employment agreement between such Management Stockholder and Holdings or a subsidiary thereof, (d) any Option Agreement between such Management Stockholder and Holdings, and (e) if applicable, the Roll-Over Agreement to which such Management Stockholder is a party, each as amended from time to time, he or she has not entered into or agreed to be bound by any other arrangements or agreements of any kind with any other party with respect to any shares of capital stock or Options of Holdings, including, but not limited to, arrangements or agreements with respect to the acquisition, disposition or voting of any shares of capital stock or Options of Holdings or any interest therein (whether or not such arrangements and agreements are with Holdings, any subsidiary thereof, other Stockholders or holders of capital stock of Holdings that are not parties to this Agreement).  Each Management Stockholder agrees that, except as disclosed above, he or she will not enter into any such other arrangements or agreements as he or she has represented and warranted to above with any other party so long as any of the terms of this Agreement remain in effect, except for any such agreement with Holdings entered into in connection with the grant of any Options pursuant to the Plan or any other equity incentive plan of Holdings and except as reasonably necessary to effect any transaction relating to the Shares or Options required or permitted under this Agreement.

9.                                               Amendment, Modification, Supplement and Waiver.  This Agreement may be amended, modified or supplemented, and the enforcement of any provision hereof may be waived, with, and only with, the prior written consent of Holdings, the Majority Institutional Investors and the Majority Management Stockholders; provided, however, that if any amendment, modification, supplement or waiver would materially and adversely affect the rights or duties of one or more Institutional Investors, in a way that is materially different from its effect on such rights or duties of the other Institutional Investors, such amendment, modification, supplement or waiver shall not be effective as to any Adversely Affected Institutional Investor unless consented to in writing by the Majority Adversely Affected Institutional Investors; provided, further however, that the terms of Section 2.1 hereof and the terms of this proviso may be amended, modified, supplemented or waived with, and only with, the prior written consent of Holdings, each Institutional Investor and the Majority Management Stockholders.  Subject to the terms of the final proviso contained in the immediately preceding sentence hereof, if Holdings, the Majority Institutional Investors, the Majority Management Stockholders and, if applicable, the Majority Adversely Affected Institutional Investors, shall have so agreed, any such amendment, modification, supplement or waiver shall be effective with respect to all Stockholders hereunder, whether or not such Stockholder shall have agreed to such amendment, modification, supplement or waiver, and Holdings shall promptly notify all other Stockholders who have not so agreed of the material terms of such amendment, modification, supplement or waiver and the effective date thereof.

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10.                                      Parties.

10.1.                         Assignment Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, no Stockholder shall be permitted to assign any of his, her or its obligations pursuant to this Agreement without the prior written consent of Holdings and Warburg Pincus, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement and, prior to such assignment, such assignee complies with the requirements of Section 10.3, it being understood and agreed that subject to compliance with Section 10.3 hereof, the LLC shall be permitted to assign its rights and obligations under Section 3 hereof from time to time in accordance with the terms of Section 5(d)(v) of that certain Amended and Restated Limited Liability Company Agreement of the LLC.

10.2.                         Termination.  Any party to, or Person who is subject to, this Agreement which ceases to own any shares of Common Stock or any interest therein (assuming conversion of all Options) shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder; provided, however, that a Transfer of shares of Common Stock or Options not explicitly permitted under this Agreement shall not relieve any Stockholder of any of his, her or its obligations hereunder.

10.3.                         Agreements to Be Bound.

(a)                                         Notwithstanding anything to the contrary contained in this Agreement, any Transfer of shares of Common Stock by a Management Stockholder shall be permitted under the terms of this Agreement only if the transferee (i) shall agree in writing to be bound by the terms and conditions of this Agreement and shall evidence such agreement by executing a joinder agreement, the form of which is attached as Exhibit A hereto and (ii) shall cause his or her spouse, if any, to execute a Spousal Waiver in form and substance satisfactory to the Committee, if such transferee is an individual who resides in a state with a community property system.  Upon the execution of the joinder agreement and, if applicable, the Spousal Waiver by the spouse of such transferee, such transferee shall be deemed to be a Management Stockholder and all shares of Common Stock so Transferred shall be deemed Shares for all purposes of this Agreement, except as otherwise provided in the joinder agreement; provided, however, that Section 2.1 hereof shall not apply to any transferee who has acquired shares of Common Stock pursuant to Section 4 hereof.

(b)                                        Notwithstanding anything to the contrary contained in this Agreement, as a condition precedent to the effectiveness of any Transfer of Units by any Institutional Investor, the transferee thereof shall be required to agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to Holdings.  Upon the execution of the instrument of assumption by such transferee, such transferee shall be deemed to be an Other Investor and all Units so Transferred shall be deemed Units for all purposes of this Agreement.  Subejct to the foregoing, any Person who acquires Units from an Institutional Investor in accordance with the terms hereof, shall be entitled to participate in the pre-emptive rights contemplated by Section 3

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hereof to the extent, and only to the extent, that on the date that Holdings makes a determination of those Stockholders entitled to participate in an issuance of Proposed Securities pursuant to Section 3 hereof, such Person owns at least fifity percent (50%) of the aggregate number of shares of Common Stock initially acquired by such Person in accordance with the terms hereof.

11.                                      Recapitalizations, Exchanges, etc. Affecting the Shares.  Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Shares and (b) any and all shares of capital stock of Holdings or any successor or assign of Holdings (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.  Except as otherwise expressly provided herein, this Agreement is not intended to confer, and does not confer, upon any Person, except for the parties hereto, any rights or remedies hereunder.

12.                                      Transfer of Common Stock.  If at any time Holdings purchases any Shares or Units pursuant to this Agreement, Holdings may pay the purchase price determined under this Agreement for the Shares or Units it purchases by wire transfer of funds or company check in the amount of the purchase price, and upon receipt of payment of such purchase price, the selling Stockholder shall deliver the certificates or other instruments representing the number of Shares or Units being purchased in a form suitable for transfer, duly endorsed in blank, and free and clear of any lien, claim or encumbrance.  Notwithstanding anything in this Agreement to the contrary, Holdings shall not be required to make any payment for Shares or Units purchased hereunder until delivery to it of the certificates or other instruments representing such Shares or Units.  If Holdings is purchasing less than all the Shares or Units represented by a single certificate or other instrument, Holdings shall deliver to the selling Stockholder a certificate or other instrument for any unpurchased Shares or Units.

13.                                      Further Assurances.  Each party hereto or Person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

14.                                      Governing Law.  This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

15.                                      Invalidity, of Provision.  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

16.                                      Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy (including facsimile) or telegram, as follows:

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(i)                                           If to Holdings, to it at:

c/o TransDigm Holding Company

26380 Curtiss Wright Parkway

Richmond Heights, Ohio 44143

Facsimile No.: (216) 289-4937

Attention: Corporate Secretary

with a copy to:

Warburg Pincus Private Equity VIII, L.P.

c/o Warburg Pincus LLC

466 Lexington Avenue

New York, New York 10017

Facsimile No.: (212) 878-9100

Attention: Kewsong Lee

David Barr

(ii)                                      If to a Management Stockholder, to him or her at the address or facsimile number listed on the signature page hereto or as such Management Stockholder shall designate to Holdings in writing in accordance with the terms hereof, with a copy to Warburg Pincus at its address indicated herein.

(iii)                                 If to Warburg Pincus, to it at:

Warburg Pincus Private Equity VIII, L.P.

c/o Warburg Pincus LLC

466 Lexington Avenue

New York, New York 10017

Facsimile No.: (212) 878-9100

Attention: Kewsong Lee

David Barr

with a copy to:

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York 10019

Facsimile No.: (212) 728-8111

Attention: Steven J. Gartner, Esq.

(iv)                                    If to an Other Investor, to such Other Investor at the address or facsimile number listed on the signature page hereto or as such Other Investor shall designate to Holdings in writing in accordance with the terms hereof, with a copy to Warburg Pincus at its address indicated herein.

or to such other Person or address as any party shall specify by notice in writing to Holdings, with a copy to Warburg Pincus at its address indicated herein.  Any notice so addressed shall be

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deemed to be given: if delivered personally or by telecopy (including facsimile) or telegram, on the date of such delivery, if a business day, otherwise on the first business day thereafter; if mailed by certified or registered mail with postage prepaid, on the third business day after the date of such mailing, and if sent by next-day or overnight mail or delivery, on the first business day following the date of such mailing or delivery.

17.                                      Headings; Execution in Counterpart.  The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

18.                                      Entire Agreement.  This Agreement, together with the other agreements and documents referenced herein, including in the recitals hereto (collectively, the “Other Agreements”), embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the Shares or the Units, other than those expressly set forth or referred to herein and other than those set forth in the Other Agreements.  This Agreement and the Other Agreements supersede all prior agreements and understandings among the parties with respect to such subject matter, and it is the understanding of all parties hereto that any such prior agreement is hereby terminated, null and void as of the Closing Date.

19.                                      Injunctive Relief.  The Shares and the Units cannot readily be purchased or sold in the open market, and for that reason, among others, Holdings, the Institutional Investors and the Management Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced.  Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement.  Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which Holdings, the Institutional Investors or the Management Stockholders may have.  Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof.  Each party hereto hereby consents to service of process by mail made in accordance with Section 16.

20.                                      Defined Terms.  As used in this Agreement, the following terms shall have the meanings ascribed to them below:

20.1.                         Affiliate.  “Affiliate” shall mean, with respect to any Person, a Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person.

20.2.                         Closing Date.  The “Closing Date” shall mean the date on which the transactions contemplated by the Merger Agreement close.

20.3.                         Exchange Act.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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20.4.                         Indenture.  “Indenture” shall mean that certain Indenture, dated as of the date hereof, by and among TD Funding Corporation, TD Acquisition, the other parties named therein and The Bank of New York, as Trustee, pursuant to which TD Funding Corporation shall issue and sell up to $400,000,000 of aggregate principal amount of senior subordinated notes due 2011.

20.5.                         Majority Management Stockholders.  “Majority Management Stockholders” as of any date of determination shall mean those Management Stockholders who beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) fifty percent (50%) or more of the total combined voting power of all Shares then held by the Management Stockholders.

20.6.                         Options.  “Options” shall mean all options to purchase shares of Common Stock granted to or held by a Management Stockholder at any time when this Agreement is in effect (including, where applicable, Roll-Over Options).

20.7.                         Permitted Assignee.  A “Permitted Assignee” shall mean, with respect to each Institutional Investor, any Affiliate of such Institutional Investor and any member, general partner or limited partner of such Institutional Investor (or any Person holding an equity interest in any such member, general partner or limited partner); provided, a member, general partner or limited partner of an Institutional Investor (or any Person holding an equity interest in any such member, general partner or limited partner) shall only be considered a Permitted Assignee if such Institutional Investor is Transferring shares of Common Stock or Debt Securities to such Person in connection with the dissolution of such Institutional Investor in accordance with the terms of its organizational documents; and provided, further, that in each instance, any such transferee agrees to be bound by the provisions of this Agreement in accordance with the terms of Section 10.3(b) hereof.

20.8.                         Person.  “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

20.9.                         Roll-Over Shares.  “Roll-Over Shares” shall mean those shares of Common Stock that are acquired by a Management Stockholder upon exercise of a Roll-Over Option.

20.10.                Transfer.  “Transfer” (or any variation thereof used herein) shall mean any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal.

21.                                      Irrevocable Proxy.

21.1.                         Grant of Proxy.  Notwithstanding anything to the contrary in Section 5, effective as of the Effective Time, each Management Stockholder hereby grants to Warburg Pincus or any Affiliate of Warburg Pincus such Management Stockholder’s proxy, and appoints Warburg Pincus or any Affiliate of Warburg Pincus as such Management Stockholder’s attorney-in-fact (with full power of substitution), to vote or act by written consent with respect to the Shares now or hereafter owned by such Management Stockholder in connection with any and all matters, including, without limitation, matters set forth hereunder as to which any vote or actions may be requested or required. This proxy is coupled with an interest and shall be irrevocable, and each Management Stockholder will take such further action or execute such other instruments as may

22

be reasonably necessary to effectuate the intent of this proxy and, effective as of the Effective Time, hereby revokes any proxy previously granted by him with respect to his or her Shares.

21.2.                         Effective Time of Proxy.  The proxy and power of attorney granted pursuant to Section 21.1 hereof by each Management Stockholder shall be effective upon the later of (a) the date on which any Shares are issued to such Management Stockholder and (b) the termination of such Management Stockholder’s employment for any reason.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus & Co., its General Partner

By:	/s/ David Barr
Name: David Barr
Title: Partner

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

TD CO-INVESTORS, LLC

By:	Warburg Pincus Private Equity VIII, L.P., its Managing Member

By:	Warburg Pincus & Co., its General Partner

By:	/s/ David Barr
Name: David Barr
Title: Partner

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

SSB CAPITAL PARTNERS (MASTER FUND) I, LP

By:	SSBPIF GP CORP., its General Partner

By:	/s/ John R. Barber
	Name:	John R. Barber
	Title:	Co-President

CGI PRIVATE EQUITY L.P., LLC

By:	/s/ John R. Barber
	Name:	John R. Barber
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

A.S.F. CO-INVESTMENT PARTNERS II, L.P.

By:	PAF 1/03, LLC, as General Partner

By:	Old Kings II, LLC, as Managing Member

By:	/s/ Paul R. Crotty
	Name:	Paul R. Crotty
	Title:	Authorized Member

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

BANC OF AMERICA CAPITAL INVESTORS, L.P.

By:	Banc of America Capital Management, L.P., its general partner

By:	BACM I GP, LLC, its General Partner

By:	/s/ Robert L. Edwards, Jr.
Name: Robert L. Edwards, Jr.
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

ML TD HOLDINGS, LLC

By:	Merrill Lynch Investment Managers, L.P., its Manager

By:	/s/ Michael Cerminaro
Name: Michael Cerminaro
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

NEW YORK STATE RETIREMENT CO- INVESTMENT FUND L.P.

By:	PCG NYS Investments LLC, its General Partner

By:	Pacific Corporate Group LLC, its Managing Member

By:	/s/ Philip Posner
Name: Philip Posner
Title: Treasurer

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

ABBOTT CAPITAL PRIVATE EQUITY FUND III, L.P.

By:	Abbott Capital Management, LLC, its Investment Manager

By:	/s/ Raymond L. Held
	Name:	Raymond L. Held
	Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Holly Holtz
Name: Holly Holtz
Title: Director

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Michael Graff
Michael Graff

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

BNY PARTNERS FUND II, L.L.C.

By:	BNY Private Investment Management, Inc., its Member Manager

By:	/s/ Burton M. Siegel
	Name:	Burton M. Siegel
	Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

MANAGEMENT STOCKHOLDERS:

/s/ W. Nicholas Howley
W. Nicholas Howley

/s/ Gregory Rufus
Gregory Rufus

/s/ Douglas Peacock
Douglas Peacock

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Ray Laubenthal
Ray Laubenthal

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Riley
James Riley

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Skulina
James Skulina

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Rose DiFranco
Rose DiFranco

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Roger Jones
Roger Jones

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Robert Henderson
Robert Henderson

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Hosrow Bordbar
Hosrow Bordbar

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Peter Palmer
Peter Palmer

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Fred Ching
Fred Ching

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Cindy Terakawa
Cindy Terakawa

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ John Leary
John Leary

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Kevin McHenry
Kevin McHenry

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Joel Reiss
Joel Reiss

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Thomas Sievers
Thomas Sievers

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Vicki Saugstad
Vicki Saugstad

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Todd Littleton
Todd Littleton

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Bernie Iversen
Bernie Iversen

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Liddle
James Liddle

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Jeffrey Falkenberry
Jeffrey Falkenberry

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Albert J. Rodriguez
Albert J. Rodriguez

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Sergio Rodriguez
Sergio Rodriguez

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Gary McMurtrey
Gary McMurtrey

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Chuck Burger
Chuck Burger

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ J. Glyn Vorderkunz
J. Glyn Vorderkunz

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

BRATENAHL INVESTMENTS, LTD.

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley

SCHEDULE I

Name and Address of Other Investors

TD Co-Investors, LLC

c/o Warburg Pincus LLC

466 Lexington Avenue

New York, NY 10017

Facsimile No.: (212) 878-9100

Attn:                          Kewsong Lee

David Barr

SSB Capital Partners (Master Fund) I, LP

388 Greenwich St., 32nd

Floor, New York, NY 10013

Facsimile No.: (212) 816-0229

Attn:  Blair Jacobson

CGI Private Equity L.P., LLC

388 Greenwich St., 32nd

Floor, New York, NY 10013

Facsimile No.: (212) 816-0229

Attn:  Blair Jacobson

A.S.F. Co-Investment Partners II, L.P.

A.S.F. Co-Investment Partners II, L.P.

c/o Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT  06920

Attention: Hugh Perloff

Banc of America Capital Investors, L.P.

100 North Tryon Street, 25th Floor

Banc of America Capital Investors

Charlotte, NC 28255

Facsimile No.: (704) 386-6432

Attention: Robert L. Edwards

ML TD Holdings, LLC

c/o Merrill Lynch Investment Management

800 Scudders Mill Road

Plainsboro, NJ 08536

Attention: Lynn Baranski

New York State Retirement Co-Investment Fund L.P.

c/o Pacific Corporate Group LLC

1200 Prospect Street, Suite 200

La Jolla, CA 92037

Abbott Capital Private Equity Fund II, L.P.

1211 Avenue of the Americas, Suite 4300

New York, NY 10036

Attention: Mr. Raymond L. Held

Facsimile No.:  (212) 757-0835

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

Attention: Holly Holtz and Nancy DeBuccio, Securities

Division - Private Equity Funds

Facsimile No.: (212) 907-2454

Michael Graff

2 East 95th Street

New York, New York 10128

BNY Partners Fund II, L.L.C.

The Bank of New York

1290 Avenue of the Americas, 5th Floor

New York, NY 10104

Attention: Burton M. Siegel

with a copy to:

The Bank of New York

75 Park Place, 10th Floor

New York, NY 10286

Facsimile: (212) 298-1185

Attention: Nancy Corry

SCHEDULE II

Douglas W. Peacock

10901 Burnt Mill Rd., #2104

Jacksonville, FL   32256

W. Nicholas Howley

10494 Lakeshore Blvd.

Bratenahl, OH  44108-1063

Bratenahl Investments, Ltd.

c/o W. Nicholas Howley

10494 Lakeshore Blvd.

Bratenahl, OH 44108-1063

Gregory Rufus

32346 Brandon Place

Avon Lake, OH  44012

Ray Laubenthal

9110 Oakstone Trail

Chardon Township, OH  44024

James Riley

2086 Baxterly Avenue

Lakewood, OH  44107

Rose DiFranco

5928 Blakely

Highland Heights, OH  44143

James Skulina

7736 Ellington Place

Mentor, OH  44060

Roger Jones

34950 Ada Drive

Solon, OH  44139

Robert Henderson

1645 Alamitas Ave.

Monrovia, CA  91016

Hosrow Bordbar

26871 Preciados Dr

Mission Viejo, CA  92691

Fred Ching

3932 Skycrest Drive

Pasadena, CA  91107

Peter Palmer

1717 Camden Ave

South Pasadena, CA  91030

Cindy Terakawa

629 Pencin Drive

Whittier, CA  90601

John Leary

27830 Elk Mt. Drive

Yorba Linda, CA  92887

Kevin McHenry

27532 Caesars Place

Laguna Niguel, CA  92677

Joel Reiss

1206 Stephanie Drive

Corona, CA  92882

Vicki Saugstad

4209 Vermont Street

Long Beach, CA  90814

Tom Sievers

29632 Novacella

Laguna Niguel, CA  92677

Todd Littleton

206 East Crest Drive

Simpsonville, SC  29681

Jeffrey Faulkenberry

420 Phillips Lane

Greer, SC  29650

Bernie Iversen

113 Greenleaf

Easley, SC  29642

James Liddle

1520 Old Mill Road

Easley, SC  29642

Albert J. Rodriguez

114 Greentree

Crawford, TX 76638

Sergio Rodriguez

115 Whistling Wind Trail

McGregor, TX 76657

Chuck Burger

300 Telluride

Waco, TX 76712

J. Glyn Vorderkunz

510 Kiowa Lane

Waco, TX 76706

Gary McMurtrey

925 Austin Hines Drive

China Springs TX 76633

EXHIBIT A

[FORM OF JOINDER AGREEMENT]